UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 21, 2026

ALGORHYTHM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41405	95-3795478
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6301 NW 5th Way, Suite 2900
Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(954) 800-0425

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RIME	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 28, 2025, Algorhythm Holdings, Inc. (the “Company”) received notification from the Nasdaq Stock Market, LLC (the “Nasdaq”) that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1) (the “Rule”), which provides that the Company must maintain stockholders’ equity of at least $2,500,000. On January 12, 2026, the Company provided the Nasdaq with a detailed plan to regain compliance with the Rule. On January 28, 2026, the Nasdaq notified the Company that it had granted the Company an extension of time to regain compliance with the Rule.

On May 14, 2025, the Company filed its quarterly report on Form 10-Q for the period ended March 31, 2026 wherein the Company reported stockholders’ equity of $3,168,000. As a result, the Company believes that it has regained compliance with the Rule for continued listing on the Nasdaq Stock Market, LLC.

The Company increased its stockholders’ equity during the quarter ended March 31, 2026 by: (i) reducing various expenses associated with the operation of the Company’s business and generating an increased amount of net sales through its SemiCab business, and (ii) selling shares of its common stock to Streeterville Capital, LLC (“Streeterville”) under that certain securities purchase agreement, dated August 21, 2025, between the Company and Streeterville, which repaid various pre-paid purchases that the Company had completed with Streeterville under that agreement.

The Nasdaq will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, the Company may be subject to delisting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2026	ALGORHYTHM HOLDINGS, INC.

	By:	/s/ Alex Andre
	Name:	Alex Andre
	Title:	Chief Financial Officer and General Counsel